SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                               Amendment No. 1 to

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2000

                            THE ARISTOTLE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                           0-14669                    06-1165854
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(State or other                      (Commission               (IRS Employer
jurisdiction                         File Number)            Identification No.)
of incorporation)

27 Elm Street, New Haven, Connecticut                               06510
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (203) 867-4090

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K, originally filed by the registrant with the Securities and Exchange Commission on September 27, 2000, to read in its entirety as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of business acquired.

The audited and unaudited financial statements of Safe Passage International, Inc. required to be filed are included in Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial statements required to be filed are filed as Exhibit
99.3 hereto and are incorporated herein by reference.

(c) Exhibits.

           Exhibit
           No.          Description
           -------      -----------

            2.1* Agreement and Plan of Reorganization, dated as of September 13, 2000 (closed on September 14, 2000), by and among the Registrant, Aristotle Acquisition Sub, Inc., Safe Passage International, Inc., James S. Viscardi, Michael R. Rooksby, Howard C. Rooksby and Andrew M. Figiel.

            2.2* Agreement and Plan of Merger, dated as of September 13, 2000 (closed on September 14, 2000), by and between Aristotle Acquisition Sub, Inc. and Safe Passage International, Inc.

            23.1+       Consent of Eldredge, Fox & Porretti, LLP.

            99.1*       The Registrant's Press Release, issued September 14,
                        2000.

--------------------------

* Previously filed with Form 8-K filed on September 27, 2000.

+ Filed herewith.


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

            99.2+ The audited consolidated financial statements of Safe Passage International, Inc. as of December 31, 1999 and for the year then ended, which have been audited by independent auditors Eldredge, Fox & Porretti, LLP, and the unaudited consolidated balance sheet as of June 30, 2000 and the unaudited consolidated statements of operations and cash flows for the six month periods ended June 30, 2000 and 1999.

            99.3+ Unaudited pro forma consolidated balance sheet as of June 30, 2000 and unaudited pro forma consolidated statement of operations for the year ended June 30, 2000.

---------------

+ Filed herewith.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 THE ARISTOTLE CORPORATION


Dated: November 21, 2000                         By: /s/ Paul McDonald
                                                     ---------------------------
                                                         Paul McDonald
                                                         Chief Financial Officer


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

                                  EXHIBIT INDEX

   Exhibit No.                         Description
   -----------                         -----------

      2.1* Agreement and Plan of Reorganization, dated as of September 13, 2000 (closed on September 14, 2000), by and among the Registrant, Aristotle Acquisition Sub, Inc., Safe Passage International, Inc., James S. Viscardi, Michael R. Rooksby, Howard C. Rooksby and Andrew M. Figiel.

      2.2* Agreement and Plan of Merger, dated as of September 13, 2000 (closed on September 14, 2000), by and between Aristotle Acquisition Sub, Inc. and Safe Passage International, Inc.

      23.1+       Consent of Eldredge, Fox & Porretti, LLP.

      99.1*       The Registrant's Press Release, issued September 14, 2000.

      99.2+ The audited consolidated financial statements of Safe Passage International, Inc. as of December 31, 1999 and for the year then ended, which have been audited by independent auditors Eldredge, Fox & Porretti, LLP, and the unaudited consolidated balance sheet as of June 30, 2000 and the unaudited consolidated statements of operations and cash flows for the six month periods ended June 30, 2000 and 1999.

      99.3+ Unaudited pro forma consolidated balance sheet as of June 30, 2000 and unaudited pro forma consolidated statement of operations for the year ended June 30, 2000.

--------------------------

* Previously filed with Form 8-K filed on September 27, 2000.

+ Filed herewith.


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